Supplement dated July 12, 2023, to the Prospectus dated May 1, 2019, for the Great-West Smart Track® Variable Annuity, Great-West Smart Track® II Variable Annuity, and the Great-West Smart Track II® - 5 Year Variable Annuity contracts issued by
Empower Annuity Insurance Company of America
Variable Annuity-2 Series Account

Supplement dated July 12, 2023, to the Prospectus dated May 1, 2019, for the Great-West Smart Track® Variable Annuity, Great-West Smart Track® II Variable Annuity, and the Great-West Smart Track II® - 5 Year Variable Annuity contracts issued by
Empower Life & Annuity Insurance Company of New York
Variable Annuity-2 Series Account

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of the Alger Weatherbie Specialized Growth Portfolio
The Board of Trustees of The Alger Portfolios approved a Plan of Reorganization (the “Reorganization”) to transfer all portfolio assets and liabilities of the Alger Weatherbie Specialized Growth Portfolio (the “Target Portfolio”) to the Alger Small Cap Growth Portfolio (the “Acquiring Portfolio”). The Reorganization is expected to take place on or about September 29, 2023 (the “Closing Date”).
On the Closing Date, your Annuity Account Value in the Sub-Account invested in the Target Portfolio at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Portfolio, and unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio Sub-Account will be deemed an instruction for the Acquiring Portfolio Sub-Account. On the Closing Date, the Target Portfolio will liquidate, cease operations, and will no longer be available for investment.
A portfolio Prospectus/Information Statement regarding the proposed Reorganization will be sent to Contract Owners invested in the Target Portfolio which will include a full discussion of the Reorganization and the factors the Board of Trustees considered in approving the Reorganization.
Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.
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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Portfolio as an investment option under the Contract.
If you have any questions regarding this Supplement or if you wish to receive a prospectus for the Acquired Fund, or other Funds available under your Contract, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at 877-723-8723. You may also obtain the Acquired Portfolio and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.

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